Exhibit 77(q)(1)

                                    EXHIBITS

(a)(1) Form of Amendment to the Registrant's Trust Instrument changing the maximum time permitted between the record date and the actual date of a shareholder meeting to 90 days - filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(a)(2) Form of Certificate of Amendment of the Registrant's Certificate of Trust changing the Registrant's name from Pilgrim Funds Trust to "ING Funds Trust" - filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(b)(1) The text of the Registrant's new fundamental investment restriction with respect to the purchase and sale of commodities and commodity contracts is incorporated by reference to the Funds' Statement of Additional Information, dated March 1, 2002 and filed with Post-Effective Amendment No. 17 to the Registrant's Form N-1A Registration Statement on February 27, 2002.

(b)(2) The text of the Funds' fundamental and non-fundamental investment policies complying with Rule 35d-1 is incorporated by reference to the Funds' Prospectus and Statement of Additional Information, both dated March 1, 2002 and both filed with Post-Effective Amendment No. 17 to the Registrant's Form N-1A Registration Statement on February 27, 2002.

(d) Form of Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940 - filed as an exhibit to Post-Effective Amendment No. 15 to the Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

(e)(1) Form of Amended and Restated Investment Management Agreement between the Registrant, on behalf of the Funds, and ING Investments, LLC (formerly ING Pilgrim Investments, LLC) - filed as an exhibit to Post Effective Amendment No. 12 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

(e)(2) Form of Sub-Advisory Agreement between ING Investments, LLC (formerly ING Pilgrim Investments, LLC) and Furman Selz Capital Management LLC, with respect to ING National Tax-Exempt Bond Fund - filed as an exhibit to Post Effective Amendment No. 12 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

(e)(3) Form of Sub-Advisory Agreement between ING Investments, LLC (formerly ING Pilgrim Investments, LLC) and ING Investment Management LLC, with respect to each Fund (except ING National Tax-Exempt Bond Fund) - filed as an exhibit to Post Effective Amendment No. 12 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.